UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Schedule 14A

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SILO PHARMA, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

SILO PHARMA, INC. c/o WCST Proxy Services 721 N. Vulcan Ave. Ste. 106 Encinitas, CA 92024 TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED IMPORTANT NOTICE CONTROL NUMBER: REGARDING THE AVAILABILITY OF PROXY MATERIALS Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions below to view the materials and vote or request printed copies. Exercise Your Right to Vote Meeting Type: Annual meeting of Stockholders For Holders as of: September 13, 2024 Date: November 12, 2024 Time: 11:00 A.M. Eastern Time Location: 677 N Washington Boulevard, Sarasota, Florida 34236 ---BEFORE YOU VOTE --- How To View Or Request Paper Copies Of Our Materials PHONE: Call 1-619-664-4780 FAX: Send this card to 760-452-4423 View Materials Online Via The Internet: Https://Www.Westcoaststocktransfer.Com/Proxy-Silo/ And Follow The On-Screen Instructions. Email: Proxy@Wcsti.Com Include Your Control Id In Your Email. If You Want To Receive A Paper Copy Of The Proxy Materials You Must Request One. There Is No Charge To You For Requesting A Copy. To Facilitate Timely Delivery Please Make The Request, As Instructed Above, Before October 28, 2024. This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.westcoaststocktransfer.com/proxy-silo/ ---HOW TO VOTE--- Vote By Internet To vote by internet, go to https://www.westcoaststocktransfer.com/proxy-SILO/ before 11:59 p.m. Eastern Time on November 11, 2024 using the control number shown at the upper right corner of this notice. Vote In Person If you choose to vote these shares in person at the meeting, you must request a paper copy of the materials which will include a proxy card. Vote By Mail You can vote by mail by requesting a paper copy of the materials which will include a voting instruction form. The purposes of this meeting are as follows: 1. To elect four (4) members to the Board of Directors to serve for a one-year term to expire at the 2025 annual meeting of shareholders; 2. To ratify the appointment of Salberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.; 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.; 4. To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation.; and 5. To authorize the adjournment of the Annual Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals. The board of directors has fixed the close of business on September 13, 2024 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock. they held on that date at the meeting or any postponement or adjournment of the meeting. Please note - This is not a Proxy Card - you cannot vote by returning this card